EXHIBIT 99.1









INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Synetric, Inc.:

We have audited the accompanying balance sheets of Synetric, Inc. (the "Company") as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 1999 and for the period from May 28, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, based on our audits, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999 and for the period from May 28, 1998 (date of inception) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
Dallas, Texas
July 27, 2000

SYNETRIC, INC.

BALANCE SHEETS
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------



ASSETS                                                         1999           1998
CURRENT ASSETS:
  Cash and cash equivalents                                  $  109,273     $   14,711
  Accounts receivable, less allowance for doubtful
    accounts of $4,982 and $0, respectively                     148,320          2,415
                                                             ----------     ----------

        Total current assets                                    257,593         17,126

PROPERTY AND EQUIPMENT, NET                                      12,751         16,230

DEFERRED TAX ASSET                                                1,918          8,830

OTHER ASSETS                                                      4,787
                                                             ----------     ----------

TOTAL                                                        $  277,049     $   42,186
                                                             ==========     ==========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
  Accounts payable                                           $  118,038     $   43,079
  Federal taxes payable                                          13,128
  Accrued expenses                                               71,351          4,472
  Other liabilities                                                             10,150
                                                             ----------     ----------

        Total liabilities                                       202,517         57,701


COMMITMENTS AND CONTINGENCIES (Note 3)

STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, 1,000,000 shares authorized at $1.00 par value;
   3,235 and 2,000 shares issued and outstanding, respectively    3,235          2,000
  Paid-in capital                                                28,765
  Accumulated earnings (deficit)                                 42,532        (17,515)
                                                             ----------     ----------

        Total stockholders' equity (deficit)                     74,532        (15,515)
                                                             ----------     ----------

TOTAL                                                        $  277,049     $   42,186
                                                             ==========     ==========

See notes to financial statements.

SYNETRIC, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999 AND
FOR THE PERIOD ENDED MAY 28, 1998 (DATE OF INCEPTION)
TO DECEMBER 31, 1998
--------------------------------------------------------------------------


                                                               1999           1998
REVENUES:
  Consulting income                                          $  274,002     $   72,088
  Telephony equipment sales                                     677,732         35,904
  Commission income                                             162,788
  Other income                                                   26,063         10,501
                                                             ----------     ----------

        Total revenues                                        1,140,585        118,493

EXPENSES:
  Direct expenses                                               738,788         85,305
  General and administrative expenses                           314,847         66,478
                                                             ----------     ----------

        Total expenses                                        1,053,635        151,783
                                                             ----------     ----------

OPERATING INCOME (LOSS)                                          86,950        (33,290)

OTHER INCOME (EXPENSE):
  Interest income                                                   430          6,945
  Other expense                                                  (7,293)
                                                             ----------     ----------

        Total other (expense) income                             (6,863)         6,945
                                                             ----------     ----------

INCOME (LOSS) BEFORE INCOME TAXES                                80,087        (26,345)

INCOME TAX (EXPENSE) BENEFIT:
  Current                                                       (13,128)
  Deferred                                                       (6,912)         8,830
                                                             ----------     ----------

        Total income tax (expense) benefit                      (20,040)         8,830
                                                             ----------     ----------

NET INCOME (LOSS)                                            $   60,047     $  (17,515)
                                                             ==========     ==========

See notes to financial statements.

SYNETRIC, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
YEAR ENDED DECEMBER 31, 1999, AND
PERIOD FROM MAY 28, 1998 (DATE OF INCEPTION) TO DECEMBER 31, 1998
--------------------------------------------------------------------------




                                         COMMON STOCK                ACCUMULATED
                                    ---------------------  PAID-IN    EARNINGS
                                      SHARES    AMOUNT     CAPITAL    (DEFICIT)    TOTAL

BALANCE, MAY 28, 1998 (DATE OF
  INCEPTION)                            -       $   -     $     -     $     -     $     -

  Issuance of common stock            2,000       2,000                               2,000

  Net loss                                                              (17,515)    (17,515)
                                    -------     -------   ---------   ---------   ---------

BALANCE, DECEMBER 31, 1998            2,000       2,000         -       (17,515)    (15,515)

  Issuance of common stock            1,235      1,235       28,765                  30,000

  Net income                                                             60,047      60,047
                                    -------     -------   ---------   ---------   ---------

BALANCE, DECEMBER 31, 1999            3,235     $ 3,235   $  28,765   $  42,532   $  74,532
                                    =======     =======   =========   =========   =========


See notes to financial statements.

SYNETRIC, INC.

STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999, AND
PERIOD FROM MAY 28, 1998 (DATE OF INCEPTION) TO DECEMBER 31, 1998
--------------------------------------------------------------------------


                                                               1999           1998

OPERATING ACTIVITIES:
  Net income (loss)                                          $   60,047     $  (17,515)
  Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
    Depreciation                                                  2,935            799
    Loss on sale of equipment                                     3,977
    Deferred taxes                                                6,912         (8,830)
    Changes in operating assets and liabilities:
      Accounts receivable                                      (145,905)        (2,415)
      Other assets                                               (4,787)
      Accounts payable                                           74,959         43,079
      Accrued expenses and taxes payable                         80,007          4,472
      Other liabilities                                         (10,150)        10,150
                                                             ----------     ----------

         Net cash provided by operating activities               67,995         29,740
                                                             ----------     ----------

INVESTING ACTIVITIES:
  Purchase of property and equipment                             (3,433)       (17,029)
                                                             ----------     ----------

        Net cash used in investing activities                    (3,433)       (17,029)
                                                             ----------     ----------

FINANCING ACTIVITIES:
  Proceeds from the sale of common stock                         30,000          2,000
                                                             ----------     ----------

        Net cash provided by financing activities                30,000          2,000
                                                             ----------     ----------

INCREASE IN CASH                                                 94,562         14,711

CASH AND CASH EQUIVALENTS, AT BEGINNING OF PERIOD                14,711
                                                             ----------     ----------

CASH AND CASH EQUIVALENTS, AT END OF PERIOD                  $  109,273     $   14,711
                                                             ==========     ==========

SUPPLEMENTAL INFORMATION:
  Income taxes paid                                          $    4,787     $      -
                                                             ==========     ==========


See notes to financial statements.

SYNETRIC, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1999, AND
PERIOD FROM MAY 28, 1998 (DATE OF INCEPTION) TO DECEMBER 31, 1998
--------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION - Synetric, Inc. (the "Company") was formed for the purpose of developing, installing and testing Internet protocol ("IP") telephony communication equipment. The Company was incorporated in Texas on May 28, 1998.

   REVENUES AND EXPENSES RECOGNITION POLICY - Consulting revenues, including the implementation and installation of telephony equipment, are recognized when the work is completed. Telephony equipment sales are recognized when equipment is delivered. All equipment sales are returnable to the manufacturer therefore the Company has no sales return and allowance. Commission income from vendor warranty contracts is recognized as earned. All warranty liabilities are the primary responsibility of the telephony equipment manufacturer and the Company sells on their behalf.

   USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   CASH AND CASH EQUIVALENTS - The Company considers all short-term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents.

   PROPERTY AND EQUIPMENT - The cost of property and equipment is depreciated over the estimated useful lives of the related assets. Depreciation and amortization are computed on the straight-line method. The following is a summary of useful lives of the major categories of property and equipment:

          Furniture                                    7 years
          Computer and telephone equipment             5 years

   INCOME TAXES - Deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   COMPREHENSIVE INCOME - The Company has no elements of comprehensive income, except net income.

   SEGMENTS - The Company is in a single-market segment for the sale and installation of telephony communication equipment.

   LONG-LIVED ASSETS - Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," requires that they be stated at the lower of the expected net realizable value or cost. The carrying value of long-lived assets is periodically reviewed to determine whether impairment exists. The review is based on comparing the carrying amount of the assets to the undiscounted estimated cash flows over the remaining useful lives. No impairment is indicated as of December 31, 1999.

   RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," was issued in June 1998 and establishes standards for accounting and reporting for derivative instruments. It requires entities to record all derivative instruments on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and on the type of hedge transaction. The portion of all hedges not effective in achieving offsetting changes in fair value is recognized in earnings. SFAS No. 133, as amended, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. Management has not completed an evaluation of the impact of the provisions of this statement on the Company's financial statements.

     In December 1999, the Securities and Exchange Commission issued
Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements," which summarizes the application of accounting principles generally accepted in the United States of America to revenue recognition in financial statements and which is effective for fiscal year 2000 financial statements. The Company does not believe the adoption of Staff Accounting Bulletin 101 will have a significant impact on its financial position or results of operations.

2.  PROPERTY AND EQUIPMENT

     Property and equipment at December 31 consisted of the following:

                                                                   1999            1998
       Office furniture                                         $   4,125       $   8,250
       Computer and telephone equipment                            12,212           8,779
                                                                ---------       ---------

            Total cost                                             16,337          17,029

       Less accumulated depreciation                               (3,586)           (799)
                                                                ---------       ---------

                                                                $  12,751       $  16,230
                                                                =========       =========


3.  COMMITMENTS AND CONTINGENCIES

   LEGAL - The Company is subject to various legal proceedings and claims that arise in the ordinary course of business operations. In the opinion of management, the amount of liability, if any, with respect to these actions would not materially affect the financial statements of the Company.

   OPERATING LEASES - The Company conducts its operations in leased facilities and has entered into a lease for office space. This lease will expire in November 2000. The remaining future minimum lease payments under this operating lease as of December 31, 1999, is approximately $3,200.

        The Company recorded operating lease expense of approximately $3,900 and $4,400 in 1999 and 1998, respectively.

4.  INCOME TAXES

   Net deferred taxes in the accompanying balance sheets include the following components as of December 31:

                                                                   1999            1998
       Deferred tax asset:
         Net operating loss caryforward                         $     -         $   8,830
         Bad debt reserve                                           1,918
                                                                ---------       ---------

         Deferred tax asset                                     $   1,918       $   8,830
                                                                =========       =========

The Company annually evaluates the recoverability of the deferred tax asset and adjusts the valuation allowance for the portion of such asset not considered likely to be realized.

   A reconciliation of income taxes computed at the U.S. federal statutory tax rate to the provision for income tax is as follows as of:

                                                          1999                     1998
                                                  ---------------------   ---------------------
       Income tax expense (benefit) at U.S.
         federal statutory rates                  $   27,229    34.00 %   $   (8,957)  (34.00)%
       State tax, net of federal benefit               1,825     2.28
       Other, primarily permanent differences          1,088     1.36            127     0.48
       Benefit of lower tax brackets                 (10,102)  (12.62)
                                                  ----------   -------    ----------   -------

                                                  $   20,040    25.02 %   $   (8,830)  (33.52)%
                                                  ==========   ======     ==========   =======


5.  SUBSEQUENT SALE OF COMPANY

   On May 18, 2000, NetVoice Technologies Corporation acquired all of the outstanding common stock of the Company in a purchase combination.



                                 ******